UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 22, 2007
(Date of earliest event reported February 16, 2007)

FLAGSHIP GLOBAL HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30556	11-3210792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

220 West 42nd Street
23rd Floor
New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2007, Flagship Global Health, Inc. (the “Company”) entered into a Consulting Agreement with Parabolic, LLC (the “Consultant”), whereby the Consultant will conduct a market management program for the Company for a period of two (2) months. The Consultant shall develop and coordinate a program to increase public awareness of the Company, and in connection with such services, the Company has agreed to pay the Consultant One Hundred Thousand Dollars ($100,000).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Consulting Agreement by and between Flagship Global Health, Inc. and Parabolic, LLC, dated February 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2007

FLAGSHIP GLOBAL HEALTH, INC.

By:	/s/ Fred F. Nazem
Name: Fred F. Nazem
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consulting Agreement by and between Flagship Global Health, Inc. and Parabolic, LLC, dated February 16, 2007.